                                                                   EXHIBIT 10(x)

                                     SECOND
                              AMENDED AND RESTATED
                                      NOTE

$5,000,000                                                        April 26, 2001



         FOR VALUE RECEIVED, UNITED STATES LIME & MINERALS, INC., a Texas corporation (formerly known as Scottish Heritable, Inc.), TEXAS LIME COMPANY, a Texas corporation, and ARKANSAS LIME COMPANY, an Arkansas corporation (collectively referred to herein as "Borrowers"), jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK (successor to CoreStates Bank, N.A.), its successors and assigns ("Bank"), the lesser of (x) Five Million Dollars ($5,000,000) or (y) the aggregate unpaid principal amount of all Cash Advances made by Bank to Borrowers or any Borrower under the Amended and Restated Loan and Security Agreement dated December 30, 1997, by and among Borrowers and Bank (as the same has been amended and may hereafter be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), which principal amount and all accrued and unpaid interest thereon and Bank's Costs pertaining thereto shall be payable on the Revolving Credit Termination Date.

         This Second Amended and Restated Note (this "Note") replaces Borrowers' Amended and Restated Note dated December 30, 1997 in the original principal amount of $4,000,000 (replacing Borrowers' Note dated October 20, 1993 in the original principal amount of $6,000,000), but does not evidence repayment thereof. This Note is issued pursuant to and entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions with respect hereto. All initially capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement unless the context clearly requires to the contrary.

         Borrowers promise to pay interest on the unpaid principal amount of all Cash Advances from the date made to maturity (whether by acceleration or otherwise) or earlier repayment, in accordance with Section 2.2.2 of the Loan Agreement.

         Interest shall be payable on the outstanding principal balance hereof as set forth in Section 2.4.5 of the Loan Agreement, at the Interest Rate Option selected pursuant to Section 2.4.2 of the Loan Agreement. Interest shall be calculated on the basis of a 360 day year, and charged for the number of days actually elapsed during any year or part thereof.

         This Note may be prepaid at the times, in the amounts and with the prepayment premiums set forth in Section 2.4.8 of the Loan Agreement.

         All payments hereunder shall be made by Borrowers jointly and severally without defense, set off, or counterclaim and in same day funds and delivered to Bank not later than 12:00 noon (Philadelphia time) on the date due at Bank's office located at 1339 Chestnut Street, 11th Floor, Widener Building, Philadelphia, PA 19107, or such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement.




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

         Each Borrower authorizes Bank to charge such Borrower's demand deposit account with Bank in order to cause timely payment to be made to Bank of all principal, interest and fees hereunder as provided in Section 1.5 of the Loan Agreement.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest on this Note.

         Any principal payment hereon not paid when due, and to the extent permitted by applicable law, any interest payment hereon not paid when due, and any other amount due to Bank hereunder, under the Loan Agreement or under any other Loan Document not paid when due, in any case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest payable upon demand at a rate which is, with respect to Adjusted LIBOR Loans only, 5% per annum in excess of the Adjusted LIBOR until the expiration of the then applicable Interest Period, and after the expiration of the then applicable Interest Period, and in all cases with respect to Base Rate Loans, at a rate which is 2.75% per annum in excess of the Base Rate.

         It shall be an event of default hereunder if an Event of Default shall have occurred under the Loan Agreement (a "Default"). In addition to other remedies of Bank as set forth in this Note, the Loan Agreement, or any other Loan Document, upon the occurrence of a Default which shall be continuing, Bank may, without demand, by written notice to Borrowers, cause this Note to become immediately due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         THE FOLLOWING SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS OR ANY BORROWER, EACH BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR SUCH BORROWER, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH BORROWER HAS, OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY TO BE HEARD UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. EACH BORROWER SPECIFICALLY ACKNOWLEDGES THAT BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

         EACH BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY AND ALL ACTIONS, AND UPON THE OCCURRENCE OF A DEFAULT TO: (I) ENTER JUDGMENT AGAINST SUCH BORROWER FOR THE PRINCIPAL SUM HEREOF; OR (II) SIGN FOR SUCH BORROWER AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST SUCH BORROWER FOR ALL OR ANY PART OF THE INDEBTEDNESS; AND IN EITHER CASE FOR INTEREST AND COSTS TOGETHER WITH A REASONABLE COLLECTION FEE. EACH BORROWER FURTHER IRREVOCABLY AUTHORIZES AND



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

EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND ENTER JUDGMENT AGAINST SUCH BORROWER AND IN FAVOR OF BANK OR ANY HOLDER HEREOF WITH RESPECT TO AN AMICABLE ACTION OF REPLEVIN OR ANY OTHER ACTION TO RECOVER POSSESSION OF ANY COLLATERAL. EACH BORROWER WAIVES ALL RELIEF FROM ANY AND ALL APPRAISEMENT OR EXEMPTION LAWS NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF AN OFFICER OF BANK OR ANY OTHER HOLDER HEREOF, SHALL BE FILED IN ANY PROCEEDING OR ACTION WHEREIN JUDGMENT IS TO BE CONFESSED, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL HEREOF AND SUCH VERIFIED COPY SHALL BE SUFFICIENT WARRANT FOR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR AND CONFESS JUDGMENT AGAINST EACH BORROWER AS PROVIDED HEREIN. JUDGMENT MAY BE CONFESSED FROM TIME TO TIME UNDER THE AFORESAID POWERS WHICH SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF.

         Borrowers hereby individually and collectively waive presentment, demand for payment, notice of dishonor, protest or notice of protest and any and all notices or demands and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder in connection with the delivery, acceptance or enforcement of this Note. The joint and several liabilities and obligations of Borrowers hereunder shall be unconditional without regard to the liability or obligations of any other party and shall not be in any manner affected by any indulgence whatsoever granted or consented to by Bank, including, but not limited to, any extension of time, renewal, waiver or other modification. Any failure of Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

         This Note shall be governed as to its validity, interpretation and effect by the internal laws of the Commonwealth of Pennsylvania. Any and all actions at law or in equity relating to this Note and the Indebtedness shall be brought, and jurisdiction may be had, in the courts of Philadelphia County, Pennsylvania, or at the election of the holder hereof, the United States District Court for the Eastern District of Pennsylvania. Borrowers consent in advance to service of process by registered mail, return receipt requested, to the address set forth in Section 9.3 of the Loan Agreement.

         EACH BORROWER AND BANK EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT BY ANY PARTY WITH RESPECT TO THE INDEBTEDNESS OR ANY LOAN DOCUMENT.

         This Note may not be changed or amended orally but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         This Note is entitled to the benefits of certain other Loan Documents.

         If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

Borrowers promise to pay all Bank's Costs and expenses, including reasonable attorneys' fees, as provided in Section 1.6 of the Loan Agreement, incurred in the collection and enforcement of this Note. Each Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrowers have executed this Note, as an instrument under seal, the day and year first above written.

                                UNITED STATES LIME & MINERALS, INC.


                                BY:    /s/ Timothy W. Byrne
                                       -----------------------------------------
                                       TIMOTHY W. BYRNE, PRESIDENT


                                TEXAS LIME COMPANY


                                BY:    /s/ Timothy W. Byrne
                                       -----------------------------------------
                                       Timothy W. Byrne, President


                                ARKANSAS LIME COMPANY


                                By:    /s/ Timothy W. Byrne
                                       -----------------------------------------
                                       Timothy W. Byrne, President

                              TRANSACTIONS ON NOTE

                                                             Outstanding
                                             Amount of        Principal
                        Amount of Loan     Principal Paid      Balance
        Date            Made This Date       This Date        This Date    Notation Made By
        ----            --------------     --------------    -----------   ----------------



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